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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 29, 2005



                                   EMTEC, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                    0-32789                      87-0273300
(State of incorporation)     (Commission File No.)    (IRS Employer Identification No.)

                          572 Whitehead Road, Bldg. # 1
                            Trenton, New Jersey 08619
                    (Address of principal executive offices)


                  Registrant's telephone number: (609) 528-8500


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operations and Financial Condition

         On June 29, 2005, Emtec, Inc. issued a press release announcing its financial results for the year ended March 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

Exhibit No.           Description
-----------           -----------

    99.1              Press Release issued on June 29, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2005


                                        Emtec, Inc.



                                        By:  /s/ Sam Bhatt
                                            ------------------------------------
                                             Sam Bhatt
                                             Vice President of Finance